Exhibit 10.2

THIRD AMENDMENT TO

CREDIT AGREEMENT

            THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into to be effective as of June 28, 2012 (the “Effective Date”), among GREEN PLAINS ORD LLC, a Delaware limited liability company (“GPO”), GREEN PLAINS HOLDINGS LLC, a Delaware limited liability company (“Holdings” and together with GPO the “Borrower”), AGSTAR FINANCIAL SERVICES, PCA (“AgStar”) and the other commercial, banking or financial institutions whose signatures appear on the signature pages hereof or which hereafter become parties to the Credit Agreement (collectively, the “Banks”), and AGSTAR FINANCIAL SERVICES, PCA, and its successors and assigns, as Administrative Agent for itself and the other Banks (“Agent”).

RECITALS

            A.            Borrower, Agent, and the Banks entered into a Credit Agreement dated as of July 2, 2009, a First Amendment to Credit Agreement dated as of June 30, 2011, and a Second Amendment to Credit Agreement dated as of June 30, 2011 (together, as amended, restated or otherwise modified from time to time, the “Credit Agreement”) under which the Banks agreed to extend certain financial accommodations to Borrower.

            B.             At the request of Borrower, the Banks have agreed to make certain modifications to the Credit Agreement, all in accordance with the terms and conditions of this Amendment.

            C.            All terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

AGREEMENT

            NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            1.            Credit Agreement Amendments.  As of the Effective Date,

                        a.            The following defined term as used in the Credit Agreement and other Loan Documents shall be amended, restated and replaced by the following:

“GPCC” means Green Plains Central City LLC, a Delaware limited liability company

                                    “Revolving Line of Credit Maturity Date” means June 27, 2013.

                        b.            Section 2.20 of the Credit Agreement is hereby amended and restated as follows:

Section 2.20.            Excess Cash Flow.  In addition to all other payments of principal and interest required under this Agreement and the Notes, at the end of each fiscal year during the term of the Loans and not later than one hundred twenty (120) days after the end of each fiscal year, GPCC and GPO shall remit to the Agent for the account of the Banks an amount equal to seventy-five percent

Exhibit 10.2

(75%) of their combined Excess Cash Flow calculated based upon the interim fiscal year-end financial statements of GPCC and GPO together (the “Excess Cash Flow Payment”). Notwithstanding the foregoing, the total Excess Cash Flow Payment required hereunder (and under the Credit Agreement by and among the Agent, GPCC and the Banks (the “Ord Credit Agreement”)) shall not exceed in the aggregate Four Million and No/100 Dollars ($4,000,000.00) in any fiscal year (the “Maximum Excess Cash Flow Payment”), and provided that immediately prior to the payment of each Excess Cash Flow Payment, or after giving effect thereto, no Default or Event of Default shall exist.  If the payment of any Excess Cash Flow Payment would result in a Default or an Event of Default under this Agreement or under the Ord Credit Agreement, then the total Excess Cash Flow Payment required to be paid for that year shall be reduced by an amount necessary to permit the maximum payment for each of GPCC and GPO, if any, that would not result in a Default or Event of Default under their respective Credit Agreements with the Banks.  Each Excess Cash Flow Payment made shall be applied first to the reduction of the outstanding principal of any variable rate Term Loan and then to the reduction of the outstanding principal balance of the Term Revolving Loan.  Each Excess Cash Flow Payment shall be recalculated annually based upon audited fiscal year-end financial statements required by Section 5.01(c)(i) of this Agreement; and following such recalculation, GPCC and GPO shall, within thirty (30) days of Agent’s request, remit to the Agent for the benefit of the Banks, any additional amounts due under this Section 2.20, up to the Maximum Excess Cash Flow Payment amount for the applicable fiscal year.  For clarity, if based on a recalculation of the Excess Cash Flow Payment it is determined that an overpayment has been made, no Excess Cash Flow Payment which has been made and applied to the reduction of the principal amount of the Term Loan may be reborrowed.  No Excess Cash Flow Payment shall constitute a prepayment with respect to which a prepayment fee under this Agreement is required to be paid.  In addition, the total Excess Cash Flow Payments required and made by GPO and GPCC shall not exceed Sixteen Million and No/100 Dollars ($16,000,000.00) over the term of this Agreement.  No Excess Cash Flow Payments shall be required during any calendar year should the Tangible Owner’s Equity of both GPO and GPCC be greater than seventy percent (70%) at the end of the immediately preceding fiscal year.

2.        Effect on Credit Agreement.    Except as expressly amended by this Amendment, all of the terms of the Credit Agreement shall be unaffected by this Amendment and shall remain in full force and effect.  Nothing contained in this Amendment shall be deemed to constitute a waiver of any rights of the Banks or to affect, modify, or impair any of the rights of the Banks as provided in the Credit Agreement.

            3.            Conditions Precedent to Effectiveness of this Amendment.  The obligations of the Banks hereunder are subject to the conditions precedent that Agent shall have received the following, in form and substance satisfactory to Agent:

                        a.            this Amendment duly executed by Borrowers, Agent, and the Banks; and

                        b.            all other documents, instruments, or agreements required to be delivered to Agent under the Credit Agreement and not previously delivered to Agent.

Exhibit 10.2

            4.             Representations and Warranties of Borrower.  Borrowers hereby agree with, reaffirm, and acknowledge as follows:

                        a.            The execution, delivery and performance by Borrowers of this Amendment is within Borrowers’ power, has been duly authorized by all necessary action, and does not contravene:  (i) the certificates of formation or operating agreements of Borrowers; or (ii) any law or any contractual restriction binding on or affecting Borrowers; and does not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties;

                        b.            This Amendment is, and each other Loan Document to which Borrowers are a party when delivered will be, legal, valid and binding obligations of Borrowers enforceable against Borrowers in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditor’s rights generally and by general principles of equity; and

                        c.            All other representations, warranties and covenants contained in the Credit Agreement and the other Loan Documents are true and correct and in full force and effect.

            5.             Counterparts.  It is understood and agreed that this Amendment may be executed in several counterparts each of which shall, for all purposes, be deemed an original and all of which, taken together, shall constitute one and the same agreement even though all of the parties hereto may not have executed the same counterpart of this Amendment.  Electronic delivery of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart to this Amendment.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and duly authorized, as of the date first above written.

[SIGNATURE PAGE TO IMMEDIATELY FOLLOW THIS PAGE]

Exhibit 10.2

SIGNATURE PAGE TO

THIRD AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS ORD LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 28, 2012

BORROWER:

GREEN PLAINS ORD LLC,

a Delaware limited liability company

/s/ Todd Becker________________

By:  Todd Becker

Its: CEO

and

GREEN PLAINS HOLDINGS LLC,

a  Delaware limited liability company

/s/ Todd Becker________________

By:  Todd Becker

Its: CEO

Exhibit 10.2

SIGNATURE PAGE TO

THIRD AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS ORD LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 28, 2012

AGENT:

AGSTAR FINANCIAL SERVICES, PCA,

as Administrative Agent

/s/ Ron Monson_______________________

By: Ron Monson

Its: Vice President

AGSTAR, as a Bank

AGSTAR FINANCIAL SERVICES, PCA,

/s/ Ron Monson_______________________

By:  Ron Monson

Its:  Vice President

Exhibit 10.2

SIGNATURE PAGE TO

THIRD AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS ORD LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 28, 2012

1st FARM CREDIT SERVICES, PCA/FLCA, as a Bank

/s/ Dale A. Richardson __________

By:  Dale A. Richardson

Its: VP Illinois Capital Markets Group

Exhibit 10.2

SIGNATURE PAGE TO

THIRD AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS ORD LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 28, 2012

AGCOUNTRY FARM CREDIT SERVICES, FLCA, as a Bank

/s/ Nicole Schwartz____________

By:  Nicole Schwartz

Its: Account Officer

Exhibit 10.2

SIGNATURE PAGE TO

THIRD AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS ORD LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 28, 2012

AGFIRST FARM CREDIT BANK, as a Bank

/s/ Bruce B. Fortner ____________

By: Bruce B. Fortner

Its: Vice President

Exhibit 10.2

SIGNATURE PAGE TO

THIRD AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS ORD LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 28, 2012

BADGERLAND FINANCIAL, ACA, as a Bank

/s/ Larry Coulthard ___________

By:  Larry Coulthard

Its: VP Loan Participations & Capital Markets

Exhibit 10.2

SIGNATURE PAGE TO

THIRD AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS ORD LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 28, 2012

CHS CAPITAL, LLC

/s/ Brian K. Legried ___________

By:  Brian Legried

Its: President

Exhibit 10.2

SIGNATURE PAGE TO

THIRD AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS ORD LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 28, 2012

FEDERAL AGRICULTURAL MORTGAGE CORPORATION, as a Bank

/s/ Timothy L. McLaughlin ______

By: Timothy L. McLaughlin

Its: Senior Credit Analyst

Exhibit 10.2

SIGNATURE PAGE TO

THIRD AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS ORD LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 28, 2012

FARM CREDIT SERVICES OF MID-AMERICA, PCA, as a Bank

/s/ Ralph M. Bowman ______________

By:  Ralph M. Bowman

Its: Vice President

Exhibit 10.2

SIGNATURE PAGE TO

THIRD AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS ORD LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 28, 2012

FIRST NATIONAL BANK OF OMAHA,  as a Bank

/s/ Fallon Savage_____________

By: Fallon Savage

Its:  Vice President

Exhibit 10.2

SIGNATURE PAGE TO

THIRD AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS ORD LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 28, 2012

MLIC Asset Holdings LLC,  as a Bank

By: Transmountain Land & Livestock Company

Its: Manager

/s/ Barry L. Bogseth_____________

By: Barry L. Bogseth

Its: Vice President

Exhibit 10.2

SIGNATURE PAGE TO

THIRD AMENDMENT TO CREDIT AGREEMENT

BY AND AMONG

GREEN PLAINS ORD LLC (as Borrower),

GREEN PLAINS HOLDINGS LLC (as Borrower),

AGSTAR FINANCIAL SERVICES, PCA (AS AGENT), AND

THE BANKS

Dated to be effective as of June 28, 2012

UNITED FCS, PCA, as a Bank

/s/ Jeffrey A. Schmidt_________

By:  Jeffrey A. Schmidt

Its: CCO